UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 20, 2018 (February 16, 2018)

SENECA FOODS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

New York (State or Other Jurisdiction of Incorporation)	0-01989 (Commission File Number)	16-0733425 (IRS Employer Identification No.)

3736 South Main Street, Marion, New York 14505-9751

(Address of Principal Executive Offices, including zip code)

(315) 926-8100

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

○	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
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○	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.05 Costs Associated with Exit or Disposal Activities

On February 16, 2018, Seneca Foods Corporation (the “Company”) announced its decision to cease production and close its Modesto, California plant prior to the 2018 production season. Warehouse operations will continue for an unspecified period as the Company’s west coast distribution center. Reasons for exiting the business include; large operating losses, reduction in availability of peaches, rising costs for farmers and the Company, and import competition from China and Europe. The expected completion date is prior to December 31, 2018. The Company has developed a high-level estimate of $5 to $20 million for the total pre-tax P & L charges expected to be incurred in connection with the closure of the facility, primarily relate to cash payments for employee separation and impairment charges. In addition, an $8 million vendor advance may be required to be repaid (no P & L impact). The Company will provide an estimate of the amount or range expected to be incurred for each major type of cost associated with the plant closure when a good faith determination can be made.  The amounts and timing of all estimates are subject to change until finalized. The actual amounts and timing may vary materially based on various factors.

Item 2.06 Material Impairments

The information set forth above, in response to Item 2.05, is incorporated by reference herein, in response to Item 2.06.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits

Exhibit 99.1	Press Release dated February 16, 2018 announcing Seneca Foods to Close its Modesto, California Facility

Forward-Looking Statements

Statements that are not historical facts, including statements about management’s beliefs or expectations, are forward looking statements as defined in the Private Securities Litigation Reform Act (PSLRA) of 1995. All forward-looking statements involve risks, uncertainties and contingencies which may cause actual results, performance, or achievements to differ materially from anticipated results, performance, or achievements. Factors that may cause actual results to differ materially from those in the forward-looking statements include those set forth in Seneca Foods Corporation’s filings with the SEC, including the disclosure under the heading “Risk Factors” in Seneca Foods’ Annual Report on Form 10-K. We are under no obligation to update or alter our forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:                    February 20, 2018

SENECA FOODS CORPORATION

By: /s/Jeffrey L. Van Riper

Jeffrey L. Van Riper

Controller and Secretary